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                                                                   EXHIBIT 10.13
                                                                  EXECUTION COPY

                              INVESTMENT AGREEMENT

          This INVESTMENT AGREEMENT (this "Agreement") is entered into between RC TRANSACTION CORP., a Delaware corporation (the "Company"), EVERCORE CAPITAL PARTNERS L.P., a Delaware limited partnership, EVERCORE CAPITAL PARTNERS (NQ) L.P., a Delaware limited partnership, EVERCORE CAPITAL OFFSHORE PARTNERS L.P., a Cayman Islands exempted limited partnership, EVERCORE CO-INVESTMENT PARTNERSHIP L.P., a Delaware limited partnership (collectively, the "Evercore Funds") and each of the investors named on the signature pages hereto (each, an "Investor" and collectively, the "Investors") as of the 1st day of April, 1999.

                              W I T N E S S E T H:
                              -------------------

          WHEREAS, the Company is a newly formed corporation with 3,500,000 authorized shares of Common Stock, par value $.01 per share, and 2,500,000 of such shares are designated as Class A Common Stock, par value $.01 per share, 300,000 of such shares are designated as Class B Common Stock, par value $.01 per share, and 700,000 of such shares are designated as Class C Common Stock, par value $.01 per share;

          WHEREAS, the Company, Deloitte & Touche LLP, Deloitte & Touche Acquisition Company LLC and Re:sources Connection LLC intend to enter into a Purchase Agreement providing, among other things, for the purchase by the Company of all the limited liability company interests of Re:sources Connection LLC (the "Purchase Agreement"); and

          WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, the Evercore Funds and the Investors desire to subscribe for an aggregate of 861,528 shares of the Company's Class A Common Stock and an aggregate of 76,473 shares of the Company's Class B Common Stock, (collectively, the "Common Shares") and an aggregate principal amount of $20,636,022 of the Company's 12% Junior Subordinated Promissory Notes (the "Notes," and together with the Common Shares, the "Securities") and the Company desires to accept the subscription offer of the Evercore Funds and the Investors.

          NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company, the Evercore Funds and the Investors hereby agree as follows:

          1.  Sale and Purchase of the Securities; the Closing.  On the terms
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and subject to the conditions set forth in this Agreement, on the date hereof
(the "Closing Date") (i) the Company shall issue a stock certificate or certificates to each Evercore Fund and each Investor representing the number of shares of the Company's Class A Common Stock and Class B Common Stock set forth with respect to each Evercore Fund and each Investor on Schedule I, against delivery by the Evercore Funds and the Investors of an aggregate of $9,379,995 (the

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"Common Share Purchase Price," with the Common Share Purchase Price contributed by each Evercore Fund and each Investor in the amounts set forth on Schedule I),
(ii) the Company shall issue a promissory note in the form attached hereto as Exhibit A to each Evercore Fund and each Investor representing the principal amount to be invested in the Notes by each Evercore Fund and Investor set forth with respect to each Evercore Fund and each Investor on Schedule I, against delivery by the Evercore Funds and the Investors of an aggregate of $20,636,022 (the "Note Purchase Price," and together with the Common Share Purchase Price, the "Purchase Price," with the Note Purchase Price contributed by each Evercore Fund and each Investor in the amounts set forth on Schedule I), and (iii) the Evercore Funds and the Investors shall deliver to the Company, against issuance by the Company of the Securities, the Purchase Price by wire transfer in immediately available funds.

          2.  Representations of the Company.  The Company represents and
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warrants to the Evercore Funds and the Investors that: (a) the Company is duly organized, validly existing and in good standing under the laws of the State of Delaware; (b) neither the execution and delivery of this Agreement by the Company (including the issuance of the Securities) nor the consummation by the Company of the transactions contemplated herein will require any consent, approval or notice under, constitute a violation of, or default under, or conflict with, any contract, commitment, agreement, understanding, arrangement or restriction of any kind by which the Company is bound; (c) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby (including the issuance of the Securities) have been approved by all necessary corporate action required on the part of the Company; (d) each of this Agreement and each of the Notes has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms; (e) the delivery to the Evercore Funds and the Investors hereunder of their respective Securities in exchange for the Purhcase Price will transfer to each of the Evercore Funds and the Investors, respectively, good, valid and marketable title to such Securities, free and clear of all claims, liens, encumbrances, restrictions, security interests and charges of any nature whatsoever; (f) on the date hereof, after giving effect to the transactions contemplated hereby, (i) the authorized capital stock of the Company shall consist of (A) 3,500,000 Common Shares, of which 1,424,528 shares of Class A Common Stock, 76,473 shares of Class B Common Stock and no shares of Class C Common Stock shall be issued and outstanding and (B) 500,000 shares of preferred stock, par value $.01 per share, of which no shares shall be issued and outstanding and (ii) the aggregate principal amount of Notes outstanding shall be $20,636,022; and (g) following consummation of the additional offering of Common Shares and Notes to certain employees of the Company on or before July 1, 1999, (i) the Company expects that 1,548,526 shares of Class A Common Stock, 14,474 shares of Class B Common Stock and no shares of Class C Common Stock shall be issued and outstanding and (ii) the aggregate principal amount of Notes outstanding shall be $22,000,000.

          3.  Representations of the Evercore Funds and the Investors.  Each
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Evercore Fund and each Investor severally (and not jointly) represents and warrants to the Company that: (a) such Evercore Fund and, if such Investor is not an individual, such Investor, is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) neither the execution and delivery of this Agreement by such Evercore Fund or such Investor nor

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the consummation by such Evercore Fund or such Investor of the transactions contemplated herein will require any consent, approval or notice under, constitute a violation of, or default under, or conflict with, any contract, commitment, agreement, understanding, arrangement or restriction of any kind by which such Evercore Fund or such Investor, as the case may be, is bound; (c) the execution and delivery of this Agreement by such Evercore Fund and such Investor and the consummation by it of the transactions contemplated hereby have been approved by all necessary partnership or, if such Investor is not a partnership, other action required on the part of such Evercore Fund and such Investor, as the case may be; (d) if such Investor is an individual, such Investor has the legal capacity and authority to enter into this Agreement; and (e) this Agreement has been duly executed and delivered by such Evercore Fund and such Investor and constitutes a legal, valid and binding obligation of such Evercore Fund and such Investor, as the case may be, enforceable against such Evercore Fund and such Investor, as the case may be, in accordance with its terms.

          4.  Investment Representations.  Each Evercore Fund and each
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Investor severally (and not jointly) represents and warrants to the Company that: (i) he, she or it understands and agrees that (A) the Securities will be subject to a Stockholders Agreement in substantially the form attached hereto as Exhibit B, (B) the Securities may not be transferred except in accordance with such Stockholders Agreement, (C) the certificates evidencing the Common Shares and each Note will bear restrictive legends in accordance with such Stockholders Agreement, (D) the Securities have not been registered under the Securities Act of 1933, as amended ("the Act") or registered or qualified under the securities laws of any state or other jurisdiction, are characterized as "restricted securities" under the Act, and cannot be sold or otherwise transferred except in compliance with the registration requirements of the Act and the registration or qualification requirements of all applicable securities laws of states and other jurisdictions, or in compliance with applicable exemptions therefrom, and (E) there is no market, and no market may exist in the future, for the resale of the Securities, and he, she or it may be required to hold the Securities indefinitely; (ii) he, she or it is not an underwriter within the meaning of the Act, and is acquiring the Securities for investment purposes only, for his, her or its own account and not with a view to or for resale in connection with any distribution thereof within the meaning of the Act; (iii) he, she or it is able to bear the economic risk of his, her or its investment in the Securities and has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of an investment in the Shares; and (iv) except as set forth on Schedule II, he, she or it is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated under the Act.

          5.  Amendments.  No amendment or waiver of any provision of this
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Agreement shall be effective unless the same shall be in a writing and signed by or on behalf of the Company and by or on behalf of the Evercore Funds, provided that if any such amendment or waiver shall adversely affect any Investor or all of the Investors as such in a manner in which the Evercore Funds are not similarly affected, such amendment or waiver shall not be effective unless signed by such Investor or Investors.

          6.  Governing Law.  This Agreement shall be governed by and
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construed in accordance with the laws of the State of New York.

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          7. Entire Agreement. This Agreement constitutes the entire agreement
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among the parties hereto and supersedes any prior agreements and understandings, oral and written, among the parties hereto with respect to the subject matter hereof.

          8.  Counterparts.  This Agreement may be executed in one or more
              ------------
counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

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          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                              RC TRANSACTION CORP.


                              By: ______________________________________________
                                  Name:
                                  Title:


                              EVERCORE CAPITAL PARTNERS L.P.
                              By:  Evercore Partners L.L.C., its
                                   General Partner


                              By: ______________________________________________
                                  Name:
                                  Title:


                              EVERCORE CAPITAL PARTNERS (NQ) L.P.
                              By:  Evercore Partners L.L.C., its
                                   General Partner


                              By: ______________________________________________
                                  Name:
                                  Title:


                              EVERCORE CAPITAL OFFSHORE
                              PARTNERS L.P.
                              By:  Evercore Partners L.L.C., its
                                   General Partner


                              By: ______________________________________________
                                  Name:
                                  Title:

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                              EVERCORE CO-INVESTMENT
                              PARTNERSHIP L.P.
                              By:  Evercore Partners L.L.C., its
                                   General Partner


                              By: ______________________________________________
                                  Name:
                                  Title:

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                              __________________________________________________
                              RICHARD GERSTEN



                              __________________________________________________
                              PAUL LATTANZIO



                              __________________________________________________
                              GERALD ROSENFELD




                              MAINZ Holdings Ltd


                              By: ______________________________________________
                                  Name:  Alain Andrey
                                  Title:  Attorney in fact

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                              PT CAPITAL INVESTORS, L.P.


                              By: ______________________________________________
                                  Name:
                                  Title:

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                              BANCBOSTON INVESTMENTS INC.


                              By: ______________________________________________
                                  Name:
                                  Title:

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                              __________________________________________________
                              DONALD B. MURRAY


                              __________________________________________________
                              STEPHEN J. GIUSTO

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